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                                                                   Exhibit 10.26

                    AMENDMENT NO. 2 dated as of April 2, 1999 to the Amended and Restated Credit and Guaranty Agreement dated as of July 9, 1997, as amended and restated as of August 10, 1998, among ARTISAN PICTURES INC. ("Pictures"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK, as Administrative Agent and as Fronting Bank for the Lenders (the "Agent") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                             INTRODUCTORY STATEMENT
                             ----------------------

          The Lenders have made available to Pictures a credit facility pursuant to the terms of the Credit Agreement.

          Pictures, the Guarantors, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1.  Defined Terms.  Capitalized terms used herein and not
                      -------------
otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2.  Amendments to the Credit Agreement.  Subject to the
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satisfaction of the conditions precedent set forth in Section 3 hereof, the
Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (o) at the end thereof:

     "Indebtedness in respect of Capital Expenditures permitted by Section 6.11(iii)."

     (B) Section 6.2 of the Credit Agreement is hereby amended by adding the following clause (s) at the end thereof:

     "(s) Liens related to the Capital Expenditures permitted under Section 6.11(iii) hereof if (i) limited to the particular assets acquired, (ii) the aggregate amount of all Indebtedness secured by Liens permitted under this paragraph does not exceed $3,000,000 at any one time outstanding and (iii) on terms and conditions acceptable to the Agent."

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     (C)  Section 6.2 of the Credit Agreement is hereby amended by adding the following clause (t) at the end thereof:

     "(t) Liens granted in connection with the Borrower's acquisition of items of Product or pursuant to co-financing arrangements of items of Product, in each case on terms and conditions satisfactory to the Administrative Agent; provided, that the secured party of such Lien shall have entered into an intercreditor agreement with the Administrative Agent and Collateral Agent substantially in the form of Exhibit R hereto or in form and substance satisfactory to the Administrative Agent."

     (D) Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the "and" before "(ii)", inserting a comma in lieu thereof and (ii) adding the following clause (iii) at the end thereof:

     "and (iii) Capital Expenditures (other than amounts included in the Budgeted Negative Cost of an item of Product or amounts expended in connection with MIS Expenditures) for fiscal year 1999 in excess of $3,000,000; provided that such financing is provided on terms and conditions acceptable to the Administrative Agent."

     (E) Section 6.16 of the Credit Agreement is hereby amended by (i) deleting the phrase "$18,000,000 in fiscal year 1997" and (ii) inserting the phrase "$23,300,000 in fiscal year 1999" in lieu thereof.

     (F) Section 6.19 of the Credit Agreement is hereby amended by (i) deleting the ratio "5:1" and (ii) inserting the ratio "6.5:1" through the quarter ended September 30, 1999, 6.0:1 through the quarter ending June 30, 2000 and thereafter 5.5:1 in lieu thereof.

     (G) Section 10.1(c) of the Credit Agreement is hereby amended by adding the following clause (xi) at the end thereof:

     "(xi) to enter into intercreditor agreements (in such forms as the Administrative Agent may deem appropriate) in connection with Liens granted pursuant to Section 6.2(s) hereof."

          Section 3.  Conditions to Effectiveness.  The effectiveness of this
                      ---------------------------
Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

     (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement;

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     (B)  the Agent shall have received the written consent of the holders of the Senior Subordinated Notes to the provisions of Section 6.2(t) as amended by this Amendment No. 2; and

     (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

          Section 4.  Representations and Warranties.  Each Credit Party
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represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     SECTION 5.  Further Assurances.  At any time and from time to time, upon
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the Agent's request and at the sole expense of the Credit Parties, each Credit
Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 6.  Fundamental Documents.  This Amendment is designated a
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Fundamental Document by the Agent.

     Section 7.  Full Force and Effect.  Except as expressly amended hereby, the
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Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9.  Counterparts.  This Amendment may be executed in two or more
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counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

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     Section 10.  Expenses.  The Borrower agrees to pay all out-of-pocket
                  --------
expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11.  Headings.  The headings of this Amendment are for the purposes
                  --------
of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment


     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                       ARTISAN PICTURES INC.
                       ARTISAN ENTERTAINMENT INC.
                       ARTISAN HOME ENTERTAINMENT INC.
                       AFICIONADO PRODUCTIONS, INC.
                       ARTISAN RELEASING INC.
                       ARTISAN MUSIC INC.
                       BE MINE PRODUCTIONS, INC.
                       BEACH DANCE PRODUCTIONS, INC.
                       CACOPHONY PRODUCTIONS, INC.
                       DETENTION PRODUCTIONS, INC.
                       HEATWAVE PRODUCTIONS, INC.
                       LIVE AMERICA INC.
                       LIVE VENTURES INC.
                       LIVENET INC.
                       MELTDOWN PRODUCTIONS, INC.
                       MILK MISSION PRODUCTIONS INC.
                       SWEET TIME PRODUCTIONS, INC.
                       VESTRON INC.
                       WISH AGAIN PRODUCTIONS, INC.


                       By /s/ Mark Curcio
                         Name:
                         Title:  CEO

                         Authorized Signatory for each of the
                         foregoing

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                              FILM HOLDINGS CO.


                              By /s/ Joe Pretlow
                                 Name:
                                 Title:Principal

                              SILENT DEVELOPMENT CORP.
                              TONGUE-TIED INC.


                              By /s/ Ken Schapiro
                                 Name:
                                 Title:EVP


                              LENDERS:

                              THE CHASE MANHATTAN BANK,
                              individually and as Administrative Agent


                              By /s/ William E. Rottino
                                 Name: William E. Rottino
                                 Title:VP

                              SOCIETE GENERALE


                              By /s/ Maureen Kelly
                                 Name: Maureen E. Kelly
                                 Title:Director

                              UNION BANK OF CALIFORNIA

                              By /s/ Janice Zeitinger
                                 Name:
                                 Title:VP

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                              COMERICA BANK -- CALIFORNIA


                              By /s/ D. Jeffrey Andrick
                                 Name:
                                 Title:VP

                              FLEET BANK, N.A.


                              By /s/ Eric S. Meyer
                                 Name:
                                 Title:VP

                              PACIFIC CENTURY BANK, N.A.


                              By /s/ Jan Van Houdt
                                 Name:
                                 Title:VP

                              BANQUE INTERNATIONALE A LUXEMBOURG


                              By /s/ E. Rolin
                                 Name:
                                 Title:Senior Manager

                              By /s/ N. Weaver
                                 Name:
                                 Title: Assistant Director

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                              NATEXIS BANQUE BFCE


                              By /s/ Daniel Touffu
                                 Name:Daniel Touffu
                                 Title:Sr. VP & Regional Manager


                              By /s/ Ian A. Whyte
                                 Name:
                                 Title:VP

                              CITY NATIONAL BANK


                              By /s/ Norman Starr
                                 Name:
                                 Title:VP

                              DE NATIONALE INVESTERINGSBANK N.V.


                              By /s/ Eric H. Snaterse
                                 Name:
                                 Title:SR VP


                              By /s/ N.C.J. Renkeals
                                 Name:
                                 Title:Legal Counsel

                              BANQUE NATIONALE DE PARIS


                              By /s/ Clive Bettles
                                 Name:
                                 Title:SVP & Manager


                              By /s/ Janice S.H. Ho
                                Name:
                                Title:VP

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                              THE FUJI BANK, LTD.


                              By /s/ Hideo Nakajima
                                 Name:
                                 Title:General Manager

                              PARIBAS


                              By /s/ Douglas E. Hansen
                                 Name:
                                 Title:Director

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                                                                       EXHIBIT R
                                                           (to Credit Agreement)

                        Form of Intercreditor Agreement

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